Exhibit 10.1

REPRESENTATIVE SUPPLEMENT NO. 1 dated as of April 3, 2012, to the INTERCREDITOR AGREEMENT dated as of October 20, 2009 (as amended, restated or otherwise modified from time to time, the “Intercreditor Agreement”), among HERCULES OFFSHORE, INC., a Delaware corporation (“Hercules”), each Subsidiary of Hercules from time to time party thereto, DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as successor to UBS AG, STAMFORD BRANCH, as Controlling Agent for the Senior Secured Parties (in such capacity, the “Controlling Agent”), DB, as successor to UBS AG, STAMFORD BRANCH, as Authorized Representative for the Senior Loan Secured Parties (in such capacity, the “Bank Collateral Agent”), U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent for the Notes Secured Parties, and the additional Senior Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. As a condition to the ability of Hercules to issue Additional Senior Debt and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Subsidiary Guarantors on a senior basis, in each case under and pursuant to the Collateral Documents applicable to such Senior Class Debt, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become an Authorized Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 5.12 of the Intercreditor Agreement provides that such Senior Class Debt Representative may become an Authorized Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 5.12 of the Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Debt Documents.

Accordingly, the Controlling Agent and the New Representative agree as follows:

SECTION 1. In accordance with Section 5.12 of the Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, and the related Senior Class Debt, consisting of Indebtedness under the 7.125% Senior Secured Notes due 2017 issued pursuant to the Indenture dated as of April 3, 2012 by and among Hercules, the grantors named therein and the New Representative, as trustee and collateral agent, and Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Representative and Authorized Representative in respect of such Senior Class Debt and to the Senior Class Debt Parties that it represents as Additional Senior Debt Parties. Each reference to a “Senior Representative” or “Authorized Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

The New Representative hereby irrevocably (i) appoints the Bank Collateral Agent as Controlling Agent for purposes of the Intercreditor Agreement and the other Collateral Documents, (ii) authorizes the Controlling Agent to take such actions on its behalf and to exercise such powers as are delegated to the Controlling Agent in the Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and (iii) agrees to take (or cause to be taken) such actions and not take (or cause to be taken) such actions as the Controlling Agent may instruct with respect to the Shared Collateral in accordance with, and subject to, the Intercreditor Agreement. The New Representative hereby acknowledges and agrees that the Controlling Agent in its capacity as such shall be acting on its behalf and on behalf of all other Senior Secured Parties with respect to the Shared Collateral as set forth in the Intercreditor Agreement.

SECTION 2. The New Representative represents and warrants to the Controlling Agent and the other Senior Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as trustee, (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Additional Senior Debt Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Controlling Agent shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

By acknowledging and agreeing to this Representative Supplement, each of Hercules and the Subsidiary Guarantors party hereto hereby reaffirms the security interests granted pursuant to each of the Collateral Documents to which it is a party to secure the Senior Obligations.

IN WITNESS WHEREOF, the New Representative and the Controlling Agent have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Trustee for the holders of the 7.125% Senior Secured Notes due 2017 issued by Hercules,

By	/s/ MAURI COWEN
Name: Mauri Cowen
Title: Authorized Signatory

Address for notices:
U.S. Bank National Association
5555 San Felipe, Suite 1150
Houston, TX 77056

attention of:	Corporate Trust Officer

Telecopy:	713-235-9213

Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Bank Collateral Agent and as Controlling Agent,

By	/s/ MICHAEL GETZ
Name: Michael Getz
Title: Vice President

By	/s/ MARY KAY COLE
Name: Mary Kay Cole
Title: Managing Director

HERCULES OFFSHORE INC.,

By	/s/ STEPHEN M. BUTZ
Name: Stephens M. Butz
Title: Senior Vice President and Chief Financial Officer

CLIFFS DRILLING COMPANY

CLIFFS DRILLING TRINIDAD L.L.C.

FDT LLC

FDT HOLDINGS LLC

HERCULES DRILLING COMPANY, LLC

HERCULES OFFSHORE LIFTBOAT

COMPANY LLC

HERO HOLDINGS, INC.

SD DRILLING LLC

THE OFFSHORE DRILLING COMPANY

THE ONSHORE DRILLING COMPANY

TODCO AMERICAS INC.

TODCO INTERNATIONAL INC.

TODCO MEXICO INC.

HERCULES LIFTBOAT COMPANY, LLC

HERCULES OFFSHORE SERVICES LLC,

By	/s/ STEPHEN M. BUTZ
Name: Stephen M. Butz
Title: Senior Vice President and Chief Financial Officer